UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of Registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31,

Date of reporting period: April 30, 2014

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	April 30, 2014

CLEARBRIDGE

VALUE TRUST

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks long-term growth of capital.

Fund and investment manager name changes

Prior to March 1, 2014, the Fund was known as Legg Mason Capital Management Value Trust. On February 14, 2014, the name of the Fund’s investment manager changed from Legg Mason Capital Management, LLC to ClearBridge, LLC. The Fund’s portfolio managers remain unchanged.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of ClearBridge Value Trust for the six-month reporting period ended April 30, 2014. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

May 30, 2014

II	ClearBridge Value Trust

Investment commentary

Economic review

After generally expanding at a moderate pace since the end of the Great Recession, the U.S. economy experienced a setback toward the end of the six months ended April 30, 2014 (the “reporting period”). Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 4.1% during the third quarter of 2013, its best reading since the fourth quarter of 2011. The economy then moderated during the fourth quarter of 2013, as GDP growth was 2.6%. Slower growth was due to several factors, including a deceleration in private inventory investment, declining federal government spending and less residential fixed investments. The Commerce Department’s second reading for first quarter 2014 GDP growth, released after the reporting period ended, was -1.0%. This represented the first negative reading for GDP growth since the first quarter of 2011. The contraction was partially attributed to severe winter weather in the U.S., as well as slower growth overseas. In particular, the Commerce Department reported that moderating growth “primarily reflected negative contributions from private inventory investment, exports, nonresidential fixed investment, state and local government spending, and residential fixed investment that were partly offset by a positive contribution from personal consumption expenditures.”

The U.S. job market improved during the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.0%. Unemployment then declined to 6.7% in December and 6.6% in January 2014, the latter being its lowest level since October 2008. Unemployment then ticked up to 6.7% in February 2014 and was unchanged in March 2014. Unemployment then fell to 6.3% in April, the lowest level since September 2008. However, falling unemployment during the period was partially due to a decline in the workforce participation rate, which was 62.8% in April 2014, matching its lowest level since 1978. The number of longer-term unemployed remained elevated, as roughly 35.3% of the 9.8 million Americans looking for work in April 2014 had been out of work for more than six months.

Sales of existing-homes declined at times during the reporting period given rising mortgage rates and weather-related factors. According to the National Association of Realtors (“NAR”), existing-home sales rose 1.3% on a seasonally adjusted basis in April 2014 versus the previous month’s sales. This marked the first month-over-month sales increase in 2014. The NAR reported that the median existing-home price for all housing types was $201,700 in April 2014, up 5.2% from April 2013. The inventory of homes available for sale in April 2014 was 16.8% higher than the previous month at a 5.9 month supply at the current sales pace and 6.5% higher than in April 2013.

The manufacturing sector continued to expand, although it temporarily decelerated in early 2014. Based on revised figures for the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, manufacturing expanded during all six months of the reporting period. It peaked in November 2013, with a PMI of 57.0 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). This represented the PMI’s highest reading since April 2011. The PMI then moderated somewhat in December 2013 to 56.5 and fell to 51.3 in January 2014, its weakest reading since May 2013. However, the PMI moved up to 53.2 in February, 53.7 in March and 54.9 in April 2014. During April 2014, seventeen of the eighteen industries within the PMI expanded, versus fourteen expanding in March 2014.

ClearBridge Value Trust	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, prior to the beginning of the reporting period, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion per month of longer-term Treasuries. At a press conference following its meeting that ended on June 19, 2013, then Fed Chairman Ben Bernanke said “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year.” In a surprise to many investors, at its meeting that ended on September 18, 2013, the Fed did not taper its asset purchase program. Then, at its meeting that concluded on December 18, 2013, the Fed announced that it would begin reducing its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency MBS at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.” At the Fed’s meeting that concluded on January 29, 2014, it announced that in February 2014 it would further taper its asset purchases, to a total of $65 billion per month ($30 billion per month of agency MBS and $35 billion per month of longer-term Treasury securities). This was Ben Bernanke’s final meeting as the Chairman of the Federal Reserve Board. Janet Yellen was approved by the U.S. Senate in January 2014, and became Chair of the Fed on February 3, 2014. At its meeting that concluded on March 19, 2014, the Fed announced a further tapering of its asset purchases in April to a total of $55 billion per month ($25 billion per month of agency MBS and $30 billion per month of longer-term Treasuries). Finally, at its meeting that ended on April 30, 2014, the Fed cut its monthly asset purchases. Beginning in May, it will buy a total of $45 billion per month ($20 billion per month of agency MBS and $25 billion per month of longer-term Treasuries).

Q. What factors impacted the U.S. stock market during the reporting period?

A. While there were periods of volatility and several “flights to quality,” the U.S. stock market generated strong results during the reporting period. Despite a number of macro issues, including some mixed economic data and geopolitical concerns, the market posted positive results during the first two months of the period. The market then weakened in January 2014, due to concerns related to China’s economy and the potential for moderating global growth. However, the setback was only temporary, as stocks rallied sharply in February given generally solid corporate profits and robust investor demand. Despite some mixed economic data and increased geopolitical issues, the market was highly resilient and posted modest gains in March and April 2014. All told, for the six months ended April 30, 2014, the S&P 500 Indexv gained 8.36%.

Looking at the U.S. stock market more closely, large-cap stocks generated the best returns during the six months ended

April 30, 2014, with the Russell 1000 Indexvi

IV	ClearBridge Value Trust

returning 8.25%. In contrast, the Russell Midcap Indexvii returned 7.76% and small-cap stocks, as measured by the Russell 2000 Indexviii, returned 3.08%. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthix and Russell 3000 Valuex Indices, returned 6.49% and 9.24%, respectively.

Performance review

For the six months ended April 30, 2014, Class C shares of ClearBridge Value Trust, excluding sales charges, returned 10.09%. The Fund’s unmanaged benchmark, the S&P 500 Index returned 8.36% for the same period. The Russell 1000 Value Indexxi and the Lipper Large-Cap Core Funds Category Average1 returned 9.61% and 7.48%, respectively, over the same time frame.

Performance Snapshot as of April 30, 2014 (unaudited)
(excluding sales charges)	6 months
ClearBridge Value Trust:
Class A	10.50%
Class C	10.09%
Class FI	10.48%
Class R	10.26%
Class I	10.62%
S&P 500 Index	8.36%
Russell 1000 Value Index	9.61%
Lipper Large-Cap Core Funds Category Average[1]	7.48%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 1, 2014, the gross total annual operating expense ratios for Class A, Class C, Class FI, Class R and Class I shares were 1.03%, 1.79%, 1.07%, 1.47% and 0.83%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

May 30, 2014

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended April 30, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 953 funds in the Fund’s Lipper category, and excluding sales charges.

ClearBridge Value Trust	V

Investment commentary (cont’d)

RISKS: Equity securities are subject to price fluctuation and possible loss of principal. The manager’s investment style may become out of favor and/or the manager’s selection process may prove incorrect, which may have a negative impact on the Fund’s performance. The Fund may focus its investments in certain regions or industries, increasing its vulnerability to market volatility. Additional risks may include those risks associated with investing in fixed-income and high-yield securities, small- and mid-sized companies and foreign investments. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

vi

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

vii

The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies.

viii

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

ix

The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

[x]

The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity universe. It includes those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

xi

The Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values.

VI	ClearBridge Value Trust

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of April 30, 2014 and October 31, 2013. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

ClearBridge Value Trust 2014 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on November 1, 2013 and held for the six months ended April 30, 2014.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	10.50%	$1,000.00	$1,105.00	1.01%	$5.27	Class A	5.00%	$1,000.00	$1,019.79	1.01%	$5.06
Class C	10.09	1,000.00	1,100.90	1.77	9.22	Class C	5.00	1,000.00	1,016.02	1.77	8.85
Class FI	10.48	1,000.00	1,104.80	1.07	5.58	Class FI	5.00	1,000.00	1,019.49	1.07	5.36
Class R	10.26	1,000.00	1,102.60	1.45	7.56	Class R	5.00	1,000.00	1,017.60	1.45	7.25
Class I	10.62	1,000.00	1,106.20	0.79	4.13	Class I	5.00	1,000.00	1,020.88	0.79	3.96

2	ClearBridge Value Trust 2014 Semi-Annual Report

[1]	For the six months ended April 30, 2014.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements and/or expense reimbursements. In the absence of compensating balance arrangements and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

ClearBridge Value Trust 2014 Semi-Annual Report	3

Schedule of investments (unaudited)

April 30, 2014

ClearBridge Value Trust

Security	Shares	Value
Common Stocks — 99.3%
Consumer Discretionary — 9.2%
Internet & Catalog Retail — 3.8%
Amazon.com Inc.	190,000	$57,784,700	*
Expedia Inc.	600,000	42,594,000
Total Internet & Catalog Retail		100,378,700
Multiline Retail — 1.8%
Target Corp.	800,000	49,400,000
Specialty Retail — 1.3%
PetSmart Inc.	500,000	33,840,000
Textiles, Apparel & Luxury Goods — 2.3%
Coach Inc.	500,000	22,325,000
Ralph Lauren Corp.	250,000	37,842,500
Total Textiles, Apparel & Luxury Goods		60,167,500
Total Consumer Discretionary		243,786,200
Consumer Staples — 3.2%
Beverages — 1.4%
Dr. Pepper Snapple Group Inc.	700,000	38,794,000
Household Products — 1.8%
Colgate-Palmolive Co.	700,000	47,110,000
Total Consumer Staples		85,904,000
Energy — 12.8%
Energy Equipment & Services — 2.2%
Halliburton Co.	900,000	56,763,000
Oil, Gas & Consumable Fuels — 10.6%
Apache Corp.	800,000	69,440,000
Chevron Corp.	525,000	65,898,000
CONSOL Energy Inc.	1,800,000	80,118,000
Phillips 66	800,000	66,576,000
Total Oil, Gas & Consumable Fuels		282,032,000
Total Energy		338,795,000
Financials — 22.3%
Banks — 10.0%
Citigroup Inc.	2,200,000	105,402,000
JPMorgan Chase & Co.	1,600,000	89,568,000
Wells Fargo & Co.	1,400,000	69,496,000
Total Banks		264,466,000
Capital Markets — 2.4%
E*TRADE Financial Corp.	1,634,190	36,687,566	*

See Notes to Financial Statements.

4	ClearBridge Value Trust 2014 Semi-Annual Report

ClearBridge Value Trust

Security	Shares	Value
Capital Markets — continued
KKR & Co. LP	1,200,000	$27,252,000
Total Capital Markets		63,939,566
Consumer Finance — 1.9%
Capital One Financial Corp.	700,000	51,730,000
Insurance — 6.8%
Genworth Financial Inc., Class A Shares	3,900,000	69,615,000	*
Hartford Financial Services Group Inc.	1,200,000	43,044,000
MetLife Inc.	1,300,000	68,055,000
Total Insurance		180,714,000
Real Estate Investment Trusts (REITs) — 1.2%
American Homes 4 Rent, Class A Shares	2,000,000	32,100,000
Total Financials		592,949,566
Health Care — 16.1%
Biotechnology — 3.8%
Amgen Inc.	500,000	55,875,000
Celgene Corp.	300,000	44,103,000	*
Total Biotechnology		99,978,000
Health Care Equipment & Supplies — 2.6%
Medtronic Inc.	1,150,000	67,643,000
Health Care Providers & Services — 4.4%
Express Scripts Holding Co.	700,000	46,606,000	*
UnitedHealth Group Inc.	950,000	71,288,000
Total Health Care Providers & Services		117,894,000
Pharmaceuticals — 5.3%
Merck & Co. Inc.	1,400,000	81,984,000
Pfizer Inc.	1,900,000	59,432,000
Total Pharmaceuticals		141,416,000
Total Health Care		426,931,000
Industrials — 9.9%
Airlines — 2.3%
United Continental Holdings Inc.	1,500,000	61,305,000	*
Industrial Conglomerates — 2.0%
United Technologies Corp.	450,000	53,248,500
Machinery — 3.6%
PACCAR Inc.	700,000	44,786,000
Parker Hannifin Corp.	400,000	50,752,000
Total Machinery		95,538,000

See Notes to Financial Statements.

ClearBridge Value Trust 2014 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

April 30, 2014

ClearBridge Value Trust

Security			Shares	Value
Road & Rail — 2.0%
Norfolk Southern Corp.			550,000	$51,991,500
Total Industrials				262,083,000
Information Technology — 20.4%
Communications Equipment — 2.6%
Cisco Systems Inc.			3,000,000	69,330,000
Internet Software & Services — 1.6%
Yahoo! Inc.			1,200,000	43,140,000	*
IT Services — 2.2%
Teradata Corp.			1,300,000	59,098,000	*
Semiconductors & Semiconductor Equipment — 2.7%
Broadcom Corp., Class A Shares			2,300,000	70,863,000
Software — 3.8%
Microsoft Corp.			2,500,000	101,000,000
Technology Hardware, Storage & Peripherals — 7.5%
Apple Inc.			205,000	120,968,450
EMC Corp.			3,000,000	77,400,000
Total Technology Hardware, Storage & Peripherals				198,368,450
Total Information Technology				541,799,450
Materials — 2.3%
Chemicals — 2.3%
LyondellBasell Industries NV, Class A Shares			650,000	60,125,000
Utilities — 3.1%
Independent Power and Renewable Electricity Producers — 3.1%
AES Corp.			2,200,000	31,790,000
Calpine Corp.			2,250,000	51,592,500	*
Total Utilities				83,382,500
Total Investments before Short-Term Investments (Cost — $1,800,939,563)				2,635,755,716

	Rate	Maturity Date	Face Amount
Short-Term Investments — 0.8%
Repurchase Agreements — 0.8%
Interest in $1,600,000,000 joint tri-party repurchase agreement dated 4/30/14 with RBS Securities Inc.; Proceeds at maturity — $17,330,808; (Fully collateralized by various U.S. government obligations, 0.125% to 1.625% due 1/15/15 to 7/15/23; Market Value — $17,677,447)	0.040%	5/1/14	$17,330,789	17,330,789

See Notes to Financial Statements.

6	ClearBridge Value Trust 2014 Semi-Annual Report

ClearBridge Value Trust

Security	Rate	Maturity Date	Face Amount	Value
Repurchase Agreements — continued
Interest in $459,133,000 joint tri-party repurchase agreement dated 4/30/14 with Deutsche Bank Securities Inc.; Proceeds at maturity — $4,973,218; (Fully collateralized by various U.S. government obligations, 0.000% to 4.500% due 7/31/14 to 2/15/43; Market value — $5,099,517)	0.050%	5/1/14	$4,973,211	$4,973,211
Total Short-Term Investments (Cost — $22,304,000)				22,304,000
Total Investments — 100.1% (Cost — $1,823,243,563#)				2,658,059,716
Liabilities in Excess of Other Assets — (0.1)%				(2,659,641)
Total Net Assets — 100.0%				$2,655,400,075

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

ClearBridge Value Trust 2014 Semi-Annual Report	7

Statement of assets and liabilities (unaudited)

April 30, 2014

Assets:
Investments, at value (Cost — $1,823,243,563)	$2,658,059,716
Cash	388
Receivable for securities sold	5,820,631
Receivable for Fund shares sold	2,153,284
Dividends and interest receivable	1,386,526
Prepaid expenses	64,546
Other assets	115,796
Total Assets	2,667,600,887

Liabilities:
Payable for securities purchased	5,598,990
Payable for Fund shares repurchased	2,541,073
Service and/or distribution fees payable	1,561,278
Investment management fee payable	1,444,412
Accrued expenses	1,055,059
Total Liabilities	12,200,812
Total Net Assets	$2,655,400,075

Net Assets:
Par value (Note 7)	$426
Paid-in capital in excess of par value	3,311,060,060
Undistributed net investment income	3,538,505
Accumulated net realized loss on investments	(1,494,015,069)
Net unrealized appreciation on investments	834,816,153
Total Net Assets	$2,655,400,075

Shares Outstanding:
Class A	1,843,237
Class C	32,428,851
Class FI	768,770
Class R	180,084
Class I	7,390,828

Net Asset Value:
Class A (and redemption price)	$60.95
Class C*	$60.19
Class FI (and redemption price)	$68.79
Class R (and redemption price)	$68.15
Class I (and redemption price)	$71.17
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$64.67

*	Redemption price per share is NAV of Class C shares reduced by a 0.95% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

8	ClearBridge Value Trust 2014 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended April 30, 2014

Investment Income:
Dividends	$24,316,751
Interest	11,729
Total Investment Income	24,328,480

Expenses:
Service and/or distribution fees (Notes 2 and 5)	9,389,382
Investment management fee (Note 2)	8,791,501
Transfer agent fees (Note 5)	1,396,932
Trustees’ fees	137,222
Legal fees	133,499
Fund accounting fees	91,411
Registration fees	46,673
Shareholder reports	40,345
Audit and tax	20,412
Custody fees	5,910
Insurance	282
Miscellaneous expenses	8,287
Total Expenses	20,061,856
Less: Expense reimbursements (Notes 2 and 5)	(167,552)
Net Expenses	19,894,304
Net Investment Income	4,434,176

Realized and Unrealized Gain (Loss) on Investments (Notes 1 and 3):
Net Realized Gain from Investment Transactions	164,289,954
Change in Net Unrealized Appreciation (Depreciation) from Investments	84,825,909
Net Gain on Investments	249,115,863
Increase in Net Assets from Operations	$253,550,039

See Notes to Financial Statements.

ClearBridge Value Trust 2014 Semi-Annual Report	9

Statements of changes in net assets

For the Six Months Ended April 30, 2014 (unaudited) and the Year Ended October 31, 2013	2014	2013

Operations:
Net investment income	$4,434,176	$10,177,764
Net realized gain	164,289,954	302,230,430
Change in net unrealized appreciation (depreciation)	84,825,909	353,284,835
Increase in Net Assets From Operations	253,550,039	665,693,029

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(11,000,024)	(17,850,357)
Decrease in Net Assets From Distributions to Shareholders	(11,000,024)	(17,850,357)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	126,577,510	172,261,927
Reinvestment of distributions	10,156,471	16,670,689
Cost of shares repurchased	(215,865,957)	(537,619,715)
Decrease in Net Assets From Fund Share Transactions	(79,131,976)	(348,687,099)
Increase in Net Assets	163,418,039	299,155,573

Net Assets:
Beginning of period	2,491,982,036	2,192,826,463
End of period*	$2,655,400,075	$2,491,982,036
*Includesundistributed net investment income of:	$3,538,505	$10,104,353

See Notes to Financial Statements.

10	ClearBridge Value Trust 2014 Semi-Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class A Shares[1]	2014[2]	2013	2012	2011[3]	2010[3]	2009[3,4]	2009[3,5]

Net asset value, beginning of period	$55.63	$42.02	$37.86	$37.91	$34.24	$23.02	$24.02

Income (loss) from operations:
Net investment income (loss)	0.26	0.48	0.52	0.25	0.02	(0.01)	0.03
Net realized and unrealized gain (loss)	5.62	13.75	3.94	(0.30)	3.98	11.23	(1.03)
Total income (loss) from operations	5.88	14.23	4.46	(0.05)	4.00	11.22	(1.00)

Less distributions from:
Net investment income	(0.56)	(0.62)	(0.30)	—	(0.33)	—	—
Total distributions	(0.56)	(0.62)	(0.30)	—	(0.33)	—	—

Net asset value, end of period	$60.95	$55.63	$42.02	$37.86	$37.91	$34.24	$23.02
Total return[6]	10.50%	34.44%	11.87%	(0.13)%[7]	11.75%	48.74%	(4.16)%

Net assets, end of period (000s)	$112,336	$103,438	$85,746	$104,812	$117,534	$110,523	$66,066

Ratios to average net assets:
Gross expenses	1.02%[8]	1.03%	1.04%	1.01%	1.00%	1.03%[8]	1.06%[8]
Net expenses[9,10]	1.01 [8]	1.02	1.03	1.01	0.99	1.03 [8]	1.05 [8]
Net investment income (loss)	0.88 [8]	0.99	1.29	0.64	0.06	(0.06) [8]	0.89 [8]

Portfolio turnover rate	19%	40%	40%	47%	34%	4%	22%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2014 (unaudited).

[3]	Represents a share of capital stock outstanding prior to February 29, 2012.

[4]	For the period April 1, 2009 through October 31, 2009.

[5]	For the period February 2, 2009 (inception date) to March 31, 2009.

[6]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements and/or expense reimbursements. In the absence of compensating balance arrangements and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	The total return includes gains from settlement of investment litigations. Without these gains, the total return would have been (0.76)%.

[8]	Annualized.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]	Reflects expense reimbursements.

See Notes to Financial Statements.

ClearBridge Value Trust 2014 Semi-Annual Report	11

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class C Shares[1,2]	2014[3]	2013	2012	2011[4]	2010[4]	2009[4,5]	2009[4,6]

Net asset value, beginning of period	$54.77	$41.35	$37.26	$37.60	$34.07	$23.00	$49.79

Income (loss) from operations:
Net investment income (loss)	0.03	0.12	0.21	(0.05)	(0.26)	(0.13)	0.01
Net realized and unrealized gain (loss)	5.54	13.58	3.89	(0.29)	3.97	11.20	(23.64)
Total income (loss) from operations	5.57	13.70	4.10	(0.34)	3.71	11.07	(23.63)

Less distributions from:
Net investment income	(0.15)	(0.28)	(0.01)	—	(0.18)	—	—
Net realized gains	—	—	—	—	—	—	(3.16)
Total distributions	(0.15)	(0.28)	(0.01)	—	(0.18)	—	(3.16)

Net asset value, end of period	$60.19	$54.77	$41.35	$37.26	$37.60	$34.07	$23.00
Total return[7]	10.09%	33.42%	11.00%	(0.90)%[8]	10.92%	48.13%	(50.55)%

Net assets, end of period (000s)	$1,951,923	$1,889,713	$1,717,247	$2,007,207	$2,501,637	$2,733,143	$2,007,158

Ratios to average net assets:
Gross expenses	1.78%[9]	1.79%	1.80%	1.78%	1.77%	1.70%[9]	1.72%
Net expenses[10,11]	1.77 [9]	1.78	1.79	1.77	1.76	1.69 [9]	1.72
Net investment income (loss)	0.12 [9]	0.25	0.54	(0.14)	(0.72)	(0.72) [9]	0.03

Portfolio turnover rate	19%	40%	40%	47%	34%	4%	22%

[1]	On February 1, 2009, Primary Class shares were renamed Class C shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the six months ended April 30, 2014 (unaudited).

[4]	Represents a share of capital stock outstanding prior to February 29, 2012.

[5]	For the period April 1, 2009 through October 31, 2009.

[6]	For the year ended March 31.

[7]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements and/or expense reimbursements. In the absence of compensating balance arrangements and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[8]	The total return includes gains from settlement of investment litigations. Without these gains, the total return would have been (1.60)%.

[9]	Annualized.

[10]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[11]	Reflects expense reimbursements.

See Notes to Financial Statements.

12	ClearBridge Value Trust 2014 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class FI Shares[1,2]	2014[3]	2013	2012	2011[4]	2010[4]	2009[4,5]	2009[4,6]

Net asset value, beginning of period	$62.70	$47.22	$42.49	$42.58	$38.47	$25.86	$55.24

Income (loss) from operations:
Net investment income (loss)	0.27	0.55	0.60	0.22	(0.03)	(0.01)	0.28
Net realized and unrealized gain (loss)	6.32	15.48	4.40	(0.31)	4.47	12.62	(26.50)
Total income (loss) from operations	6.59	16.03	5.00	(0.09)	4.44	12.61	(26.22)

Less distributions from:
Net investment income	(0.50)	(0.55)	(0.27)	—	(0.33)	—	—
Net realized gains	—	—	—	—	—	—	(3.16)
Total distributions	(0.50)	(0.55)	(0.27)	—	(0.33)	—	(3.16)

Net asset value, end of period	$68.79	$62.70	$47.22	$42.49	$42.58	$38.47	$25.86
Total return[7]	10.48%	34.39%	11.83%	(0.21)%[8]	11.59%	48.76%	(50.23)%

Net assets, end of period (000s)	$52,881	$48,922	$50,658	$128,233	$304,132	$469,549	$325,572

Ratios to average net assets:
Gross expenses	1.08%[9]	1.07%	1.07%	1.10%	1.13%	1.03%[9]	1.06%
Net expenses[10,11]	1.07 [9]	1.06	1.07	1.09	1.12	1.03 [9]	1.06
Net investment income (loss)	0.81 [9]	1.00	1.33	0.50	(0.07)	(0.05) [9]	0.69

Portfolio turnover rate	19%	40%	40%	47%	34%	4%	22%

[1]	On October 5, 2009, Financial Intermediary Class shares were renamed Class FI shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the six months ended April 30, 2014 (unaudited).

[4]	Represents a share of capital stock outstanding prior to February 29, 2012.

[5]	For the period April 1, 2009 through October 31, 2009.

[6]	For the year ended March 31.

[7]

Performance figures may reflect compensating balance arrangements and/or expense reimbursements. In the absence of compensating balance arrangements and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[8]	The total return includes gains from settlement of investment litigations. Without these gains, the total return would have been (1.29)%.

[9]	Annualized.

[10]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[11]	Reflects expense reimbursements.

See Notes to Financial Statements.

ClearBridge Value Trust 2014 Semi-Annual Report	13

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class R Shares[1]	2014[2]	2013	2012	2011[3]	2010[3]	2009[3,4]	2009[3,5]

Net asset value, beginning of period	$61.99	$46.64	$41.99	$42.22	$38.15	$25.70	$55.07

Income (loss) from operations:
Net investment income (loss)	0.14	0.30	0.41	0.09	(0.13)	(0.07)	0.15
Net realized and unrealized gain (loss)	6.26	15.35	4.37	(0.32)	4.45	12.52	(26.36)
Total income (loss) from operations	6.40	15.65	4.78	(0.23)	4.32	12.45	(26.21)

Less distributions from:
Net investment income	(0.24)	(0.30)	(0.13)	—	(0.25)	—	—
Net realized gains	—	—	—	—	—	—	(3.16)
Total distributions	(0.24)	(0.30)	(0.13)	—	(0.25)	—	(3.16)

Net asset value, end of period	$68.15	$61.99	$46.64	$41.99	$42.22	$38.15	$25.70
Total return[6]	10.26%	33.84%	11.41%	(0.54)%[7]	11.37%	48.45%	(50.37)%

Net assets, end of period (000s)	$12,274	$10,702	$11,428	$18,152	$32,715	$34,785	$23,260

Ratios to average net assets:
Gross expenses	1.46%[8]	1.47%	1.44%	1.39%	1.37%	1.32%[8]	1.36%
Net expenses[9,10]	1.45 [8]	1.46	1.44	1.39	1.37	1.31 [8]	1.36
Net investment income (loss)	0.42 [8]	0.56	0.92	0.19	(0.32)	(0.34) [8]	0.38

Portfolio turnover rate	19%	40%	40%	47%	34%	4%	22%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2014 (unaudited).

[3]	Represents a share of capital stock outstanding prior to February 29, 2012.

[4]	For the period April 1, 2009 through October 31, 2009.

[5]	For the year ended March 31.

[6]

Performance figures may reflect compensating balance arrangements and/or expense reimbursements. In the absence of compensating balance arrangements and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	The total return includes gains from settlement of investment litigations. Without these gains, the total return would have been (1.52)%.

[8]	Annualized.

[9]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[10]	Reflects expense reimbursements.

See Notes to Financial Statements.

14	ClearBridge Value Trust 2014 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class I Shares[1,2]	2014[3]	2013	2012	2011[4]	2010[4]	2009[4,5]	2009[4,6]

Net asset value, beginning of period	$64.90	$48.92	$44.04	$43.99	$39.67	$26.63	$56.63

Income (loss) from operations:
Net investment income	0.37	0.67	0.72	0.38	0.11	0.04	0.43
Net realized and unrealized gain (loss)	6.55	16.03	4.57	(0.33)	4.63	13.00	(27.27)
Total income (loss) from operations	6.92	16.70	5.29	0.05	4.74	13.04	(26.84)

Less distributions from:
Net investment income	(0.65)	(0.72)	(0.41)	—	(0.42)	—	—
Net realized gains	—	—	—	—	—	—	(3.16)
Total distributions	(0.65)	(0.72)	(0.41)	—	(0.42)	—	(3.16)

Net asset value, end of period	$71.17	$64.90	$48.92	$44.04	$43.99	$39.67	$26.63
Total return[7]	10.62%	34.70%	12.12%	0.11%[8]	12.01%	48.97%	(50.09)%

Net assets, end of period (000s)	$525,986	$439,207	$327,747	$548,740	$1,073,041	$1,137,741	$1,054,473

Ratios to average net assets:
Gross expenses	0.80%[9]	0.83%	0.81%	0.77%	0.80%	0.78%[9]	0.74%
Net expenses[10,11]	0.79 [9]	0.82	0.80	0.77	0.79	0.78 [9]	0.74
Net investment income	1.08 [9]	1.17	1.55	0.82	0.26	0.20 [9]	0.99

Portfolio turnover rate	19%	40%	40%	47%	34%	4%	22%

[1]	On October 5, 2009, Institutional Class shares were renamed Class I shares.

[2]	Per share amounts have been calculated using the average shares method.

[3]	For the six months ended April 30, 2014 (unaudited).

[4]	Represents a share of capital stock outstanding prior to February 29, 2012.

[5]	For the period April 1, 2009 through October 31, 2009.

[6]	For the year ended March 31.

[7]

Performance figures may reflect compensating balance arrangements and/or expense reimbursements. In the absence of compensating balance arrangements and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[8]	The total return includes gains from settlement of investment litigations. Without these gains, the total return would have been (1.00)%.

[9]	Annualized.

[10]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[11]	Reflects expense reimbursements.

See Notes to Financial Statements.

ClearBridge Value Trust 2014 Semi-Annual Report	15

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

ClearBridge Value Trust (formerly Legg Mason Capital Management Value Trust) (the “Fund”) is a separate diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of

16	ClearBridge Value Trust 2014 Semi-Annual Report

Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

ClearBridge Value Trust 2014 Semi-Annual Report	17

Notes to financial statements (unaudited) (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks†	$2,635,755,716	—	—	$2,635,755,716
Short-term investments†	—	$22,304,000	—	22,304,000
Total investments	$2,635,755,716	$22,304,000	—	$2,658,059,716

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the

18	ClearBridge Value Trust 2014 Semi-Annual Report

Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(f) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(g) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

ClearBridge Value Trust 2014 Semi-Annual Report	19

Notes to financial statements (unaudited) (cont’d)

(i) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(j) Commission recapture. The Fund has entered into an agreement with State Street Bank, its custodian, whereby a portion of commissions paid on investment transactions may be rebated to the Fund. Such payments are included with realized gain (loss) on investment transactions. During the six months ended April 30, 2014, the Fund did not receive any commission rebates.

(k) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of April 30, 2014, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(l) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

The Fund has an investment advisory and management agreement with ClearBridge, LLC (formerly Legg Mason Capital Management, LLC) (“ClearBridge”). Pursuant to the agreement, ClearBridge provides the Fund with investment advisory, management and administrative services for which the Fund pays a fee, computed daily and payable monthly, at annual rates based on the Fund’s average daily net assets. Effective December 1, 2012, Western Asset Management Company (“Western Asset”) manages the Fund’s cash and short-term instruments. The following chart shows the annual advisory fee rates for the Fund:

Average Daily Net Assets	Annual Rate
First $1 billion	0.700%
Next $1 billion	0.680
Next $3 billion	0.650
Next $5 billion	0.620
Over $10 billion	0.590

20	ClearBridge Value Trust 2014 Semi-Annual Report

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) provides certain administrative and oversight services to the Fund. For LMPFA’s services to the Fund, ClearBridge (not the Fund) pays LMPFA a fee, calculated daily and payable monthly, at an annual rate of 0.05% of the average daily net assets of the Fund. For Western Asset’s services to the Fund, ClearBridge (not the Fund) pays Western Asset 0.02% of the portion of the Fund’s average daily net assets that are allocated to them by ClearBridge. ClearBridge, LMPFA and Western Asset are wholly owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

The Fund’s agreement with ClearBridge provides that expense reimbursements be made to the Fund for audit fees and compensation of the Fund’s independent directors and certain other expenses.

During the six months ended April 30, 2014, expenses reimbursed amounted to $167,552.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 0.95% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended April 30, 2014, LMIS and its affiliates retained sales charges of $5,203 on sales of the Fund’s Class A shares. In addition, for the six months ended April 30, 2014, CDSCs paid to LMIS and its affiliates were:

	Class A	Class C
CDSCs	$4	$10,215

Under a Deferred Compensation Plan (the “Plan”), Trustees may elect to defer receipt of all or a specified portion of their compensation. A participating Trustee may select one or more funds managed by affiliates of Legg Mason in which his or her deferred trustee’s fees will be deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

All officers and two Trustees of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended April 30, 2014, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$495,472,756
Sales	538,514,034

ClearBridge Value Trust 2014 Semi-Annual Report	21

Notes to financial statements (unaudited) (cont’d)

At April 30, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$854,044,538
Gross unrealized depreciation	(19,228,385)
Net unrealized appreciation	$834,816,153

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

During the six months ended April 30, 2014, the Fund did not invest in any derivative instruments.

5. Class specific expenses and expense reimbursements

The Fund has adopted Rule 12b-1 distribution plans and under those plans the Fund pays a service fee with respect to its Class A, Class C, Class FI and Class R shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class C and Class R shares calculated at the annual rate of 0.70% and 0.25% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

For the six months ended April 30, 2014, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$135,830	$27,866
Class C	9,160,220	1,118,647
Class FI	63,597	29,336
Class R	29,735	14,481
Class I	—	206,602
Total	$9,389,382	$1,396,932

Expense Reimbursements
Class A	$7,047
Class C	124,995
Class FI	3,301
Class R	774
Class I	31,435
Total	$167,552

22	ClearBridge Value Trust 2014 Semi-Annual Report

6. Distributions to shareholders by class

	Six Months Ended April 30, 2014	Year Ended October 31, 2013
Net Investment Income:
Class A	$1,037,107	$1,248,435
Class C	4,952,284	11,246,867
Class FI	389,313	579,000
Class R	40,559	62,046
Class I	4,580,761	4,714,009
Total	$11,000,024	$17,850,357

7. Shares of beneficial interest

At April 30, 2014, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended April 30, 2014		Year Ended October 31, 2013
	Shares	Amount	Shares	Amount
Class A
Shares sold	177,936	$10,469,418	167,726	$8,248,059
Shares issued on reinvestment	15,942	935,639	26,975	1,152,655
Shares repurchased	(209,879)	(12,446,328)	(376,124)	(17,782,348)
Net decrease	(16,001)	$(1,041,271)	(181,423)	$(8,381,634)

Class C
Shares sold	253,862	$14,792,282	531,836	$25,443,165
Shares issued on reinvestment	82,747	4,808,450	257,565	10,907,896
Shares repurchased	(2,407,848)	(139,889,229)	(7,814,851)	(367,653,989)
Net decrease	(2,071,239)	$(120,288,497)	(7,025,450)	$(331,302,928)

Class FI
Shares sold	55,680	$3,721,995	153,654	$8,576,990
Shares issued on reinvestment	5,867	388,705	12,013	578,538
Shares repurchased	(73,089)	(4,873,484)	(458,082)	(24,201,236)
Net decrease	(11,542)	$(762,784)	(292,415)	$(15,045,708)

ClearBridge Value Trust 2014 Semi-Annual Report	23

Notes to financial statements (unaudited) (cont’d)

	Six Months Ended April 30, 2014		Year Ended October 31, 2013
	Shares	Amount	Shares	Amount
Class R
Shares sold	26,450	$1,741,652	69,753	$3,549,896
Shares issued on reinvestment	617	40,559	1,299	62,046
Shares repurchased	(19,637)	(1,284,929)	(143,440)	(7,506,185)
Net increase (decrease)	7,430	$497,282	(72,388)	$(3,894,243)

Class I
Shares sold	1,393,596	$95,852,163	2,169,814	$126,443,817
Shares issued on reinvestment	58,165	3,983,118	79,774	3,969,554
Shares repurchased	(828,255)	(57,371,987)	(2,181,799)	(120,475,957)
Net increase	623,506	$42,463,294	67,789	$9,937,414

8. Capital loss carryforward

As of October 31, 2013 the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
10/31/2016	$(284,321,466)
10/31/2017	(1,372,868,903)
$(1,657,190,369)

These amounts will be available to offset any future taxable capital gains and will be utilized based on the order of their expiration dates.

9. Recent accounting pronouncement

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) — Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) — Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of assets and liabilities or subject to a master netting agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions.

24	ClearBridge Value Trust 2014 Semi-Annual Report

Board approval of investment advisory and management agreement (unaudited)

At its November 2013 meeting, the Fund’s Board of Trustees (the “Board”) approved the continuation of the investment advisory and management agreement (the “Advisory Agreement”) with ClearBridge LLC (the “Adviser”) (formerly, Legg Mason Capital Management, LLC until February 14, 2014) and the sub-advisory agreement (“Sub-Advisory Agreement”) pursuant to which Western Asset Management Company (“Western Asset”) provides day-to-day management of the Fund’s cash and short-term investments. (The Advisory and Sub-Advisory Agreements are jointly referred to as the “Agreements.”) The trustees who are not “interested persons” of the Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Trustees”), met on October 10, 2013, with the assistance of their independent legal counsel and their contract review consultant, to review and evaluate the materials provided by the Adviser to assist the Board, and in particular the Independent Trustees, in considering renewal of the Advisory Agreement. At such October meeting the Independent Trustees received a presentation from senior Fund management and reviewed the information provided, as well as a memorandum from their independent legal counsel and materials from the contract review consultant. The Board, including the Independent Trustees, at its November 2013 meeting, reviewed and evaluated the materials provided by Western Asset to assist the Board, and in particular the Independent Trustees, in considering renewal of the Sub-Advisory Agreement. The Independent Trustees further discussed renewal of the Agreements in an executive session with independent legal counsel on November 8, 2013.

In voting to approve continuance of the Agreements, the Board, including the Independent Trustees, considered whether approval of the Agreements would be in the best interests of the Fund and its shareholders. No single factor or item of information reviewed by the Board was identified as the principal factor in determining whether to approve the Agreements. Based upon its evaluation of all material factors, including those described below, the Board concluded that the terms of each Agreement are reasonable and fair and that it was in the best interest of the Fund and its shareholders to approve continuance of the Agreements.

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Adviser and Western Asset under the Advisory and Sub-Advisory Agreements, respectively. In addition, the Board received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by affiliates of the Adviser. The Board noted information received at regular meetings throughout the year related to the services rendered by the Adviser and Western Asset. The Board’s evaluation of the services provided by the Adviser and Western Asset took into account the Board’s knowledge and familiarity gained as Board members of funds in the Legg Mason fund complex, including the scope and quality of the investment management by the Adviser and Western Asset.

The Board reviewed the qualifications, backgrounds and responsibilities of the senior personnel serving the Fund and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Adviser and the Adviser’s affiliates, the financial resources available through the Adviser’s parent organization, Legg Mason, Inc.

ClearBridge Value Trust	25

Board approval of investment advisory and management agreement (unaudited) (cont’d)

The Board also considered the Adviser’s brokerage policies and practices, the standards applied in seeking best execution, the policies and practices regarding soft dollars, the existence of quality controls applicable to brokerage allocation procedures and the benefits the Adviser derives from soft dollars.

The Board received and reviewed performance information for the Fund and for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund to the funds included in the Performance Universe. The Lipper data also included a comparison of the Fund’s performance to a Lipper benchmark. In addition, the Trustees noted that they also had received and discussed at periodic intervals information comparing the Fund’s performance to that of its benchmark and had met with the Fund’s portfolio managers at in-person meetings throughout the year.

The Board noted that after a long-term history of outperformance for the Fund, the Fund experienced a period of significant underperformance during the extreme market and credit conditions in 2008 and 2009, with fourth, fifth and fifth quintile performance rankings, respectively, for the Class C Shares for the three-, five- and ten-year periods ended June 30, 2013. The Board took into consideration the steps taken by the Adviser to enhance its investment process and improve its risk management, including the addition of resources to the portfolio management team, and that the Fund’s performance ranking for the one-year period ended June 30, 2013 was first quintile. In evaluating the Adviser’s performance, the Board considered the explanation provided by the Adviser for the periods of underperformance and concluded that the Adviser has capable personnel and adequate resources and that the Adviser was employing an investment methodology that appeared to be fundamentally sound. The Board also took into consideration the recent integration with ClearBridge Advisors, LLC, which was designed to allow the Adviser’s investment professionals to focus solely on the Fund’s objective of long-term capital growth and to make additional resources available. The Board noted that its evaluation of the factors of the nature, extent and quality of services and investment performance led it to conclude that it was in the best interest of the Fund to approve renewal of the Agreement.

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Adviser in light of the nature, extent and quality of the services provided by the Adviser and Western Asset. The Board noted that the Adviser, and not the Fund, pays the fee to Western Asset. In addition, the Board reviewed and considered the actual management fee rate (after taking into account any fees waived and expense reimbursements by the Adviser) (“Actual Management Fee”).

The Board also reviewed information regarding the fees the Adviser charged any of its U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Adviser reviewed with the Board the significant

26	ClearBridge Value Trust

differences in the scope of services provided to the Fund and to such other clients. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Adviser, which, among other things, set out the range of fees based on asset classes. In addition, the Adviser provided and discussed with the Board a comparison with the fees of other registered investment companies managed by affiliated advisers in the same investment style. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributors are expended.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee and the Fund’s overall expense ratio with those of a group of funds selected by Lipper as comparable to the Fund and a broader universe of funds also selected by Lipper. With respect to the Fund, the Board noted that Contractual and Actual Management Fees were competitive (fourth quintile) with respect to the Lipper peer group but that actual expenses of the Class C Shares were lower than the Lipper expense group (first quintile) and expense universe medians.

The Board was provided an overview of the process followed in conducting the profitability study and received a report on the profitability of Legg Mason in providing services to the Fund, based on financial information and business data for the 12 months ended March 31, 2013, which corresponds to Legg Mason’s most recently completed fiscal year. The Board considered the profitability study along with the other materials previously provided to the Board and determined that the profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale. Given the asset size of the Fund and the complex and the currently existing breakpoints, the Board concluded that any economies of scale currently being realized were appropriately being reflected in the Management Fee paid by the Fund.

The Board considered other benefits received by the Adviser and its affiliates, as a result of the Adviser’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders. The Board also considered the information provided regarding intermediary arrangements.

In light of the structure of the fees, the costs of providing investment advisory and other services to the Fund, the Adviser’s ongoing commitment to the Fund and the ancillary benefits received, the Board concluded that the Management Fees were reasonable.

After evaluation of all material factors, the Board concluded that the continuation of the Agreements is in the best interest of the Fund.

ClearBridge Value Trust	27

ClearBridge

Value Trust

Trustees

Kenneth D. Fuller

President

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

Jennifer W. Murphy

Chair

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Investment manager/adviser

ClearBridge, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank & Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

ClearBridge Value Trust

The Fund is a separate investment series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

ClearBridge Value Trust

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of ClearBridge Value Trust. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2014 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

© 2014 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMFX013672 6/14 SR14-2223

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99-CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Global Asset Management Trust

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	June 25, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive officer

Date:	June 25, 2014

By:	/s/ Richard F. Sennettt
Richard F. Sennett
Principal Financial Officer

Date:	June 25, 2014